UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017 (September 27, 2017)

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38204	82-1391674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Draper Oakwood Investments, LLC 55 East 3rd Ave. San Mateo, CA	94401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 213-7061

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported on a Current Report on Form 8-K of Draper Oakwood Technology Acquisition, Inc. (the “Company”), on September 19, 2017, the Company consummated its initial public offering (“IPO”) of 5,000,000 units (“Units”), each Unit consisting of one share of Class A common stock, $0.0001 par value per share (“Common Stock”), one right entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination, and on-half of one warrant (“Warrant”), each whole warrant exercisable to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-220180). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 750,000 Units to cover over-allotments, if any (“Over-Allotment Units).

As previously reported on a Current Report on Form 8-K of the Company, on September 19, 2017, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 250,000 units (the “Placement Units”), 200,000 of which were purchased by Draper Oakwood Investments, LLC (the “Sponsor”) and 50,000 of which were purchased by EarlyBirdCapital, Inc. (and their designees), generating gross proceeds of $2,500,000.

On September 27, 2017, the underwriters purchased 750,000 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $7,500,000. Simultaneously with the sale of the Over-Allotment Units, the Company consummated the sale of an additional 22,500 Placement Units (“Over-Allotment Placement Units”), 18,000 of which were purchased by the Sponsor and 4,500 of which were purchased by EarlyBirdCapital, Inc. (and their designees) at $10.00 per Unit, generating gross proceeds of $225,000. A total of $7,500,000 of the net proceeds from the sale of the Over-Allotment Units and Over-Allotment Placement Units were deposited in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”).

A total of $57,500,000 of the net proceeds from the sale of Units in the IPO and the Private Placement (including the Over-Allotment Units and the Over-Allotment Placement Units) were placed in the Trust Account. An audited balance sheet as of September 19, 2017 reflecting receipt of the net proceeds from the IPO and the Private Placement on September 19, 2017, but not the proceeds from the sale of the Over-Allotment Units or the Over-Allotment Placement Units had been prepared by the Company and previously filed on a Current Report on Form 8-K on September 25, 2017. The Company’s unaudited pro forma balance sheet as of September 27, 2017, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Over-Allotment Placement Units is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Pro Forma Balance Sheet

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2017

DRAPER OAKWOOD TECHNOLOGY ACQUISITION, INC.

By:	/s/ Aamer Sarfraz
	Name:	Aamer Sarfraz
	Title:	Chief Executive Officer and Chief Financial Officer

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